Dreyfus Appreciation Fund, Inc.

Prospectus May 1, 2017 As Revised August 30, 2017

Class	Ticker
Investor	DGAGX
I	DGIGX
Y	DGYGX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	5
Management	6
Shareholder Guide

Choosing a Share Class	8
Buying and Selling Shares	9
General Policies	12
Distributions and Taxes	14
Services for Fund Investors	14
Financial Highlights	17
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Class I Shares	Class Y Shares
Management fees	.55	.55	.55
Other expenses (including shareholder services fees)	.39	.12	.10
Total annual fund operating expenses	.94	.67	.65

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$96	$300	$520	$1,155
Class I Shares	$68	$214	$373	$835
Class Y Shares	$66	$208	$362	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 6.43% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. This potential is assessed based on an analysis of historical performance and the portfolio managers' assessment of the companies' financial statements, industry, business model and management. These companies frequently pay dividends that provide the fund with income. Multinational companies may be subject to certain of the risks involved in investing in foreign securities.

In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

In addition to direct investments, the fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs).

The fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate below 15%.  A low portfolio turnover rate helps reduce the fund's trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.

The fund typically sells a stock when the fund's portfolio managers believe there is a significant adverse change in the company's business fundamentals that may lead to a sustained impairment in earnings power.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Blue chip risk. By focusing on large capitalization, high quality stocks, the fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Investor Shares
Best Quarter Q3, 2009: 13.35% Worst Quarter Q4, 2008: -18.82%

After-tax performance is shown only for Investor shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund's Class I and Class Y shares, periods prior to the inception date reflect the performance of the fund's Investor shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Average Annual Total Returns (as of 12/31/16)
Class (Inception Date)	1 Year	5 Years	10 Years
Investor Shares returns before taxes	7.23%	8.66%	5.06%
Investor Shares returns after taxes on distributions	1.36%	5.76%	3.41%
Investor Shares returns after taxes on distributions and sale of fund shares	8.81%	6.79%	4.01%
Class I Shares (8/31/16) returns before taxes	7.32%	8.67%	5.07%
Class Y Shares (7/1/13) returns before taxes	7.63%	8.91%	5.18%
S&P 500® Index reflects no deductions for fees, expenses or taxes	11.94%	14.65%	6.94%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation and the fund’s sub-investment adviser is Fayez Sarofim & Co. (Sarofim & Co.).

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Christopher Sarofim, Gentry Lee, Charles Sheedy and Catherine Crain. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team members hold the following positions at Sarofim & Co.: Mr. Fayez Sarofim is Chairman of the Board and Co-Chief Investment Officer, Mr. Christopher Sarofim is a Vice Chairman, Mr. Lee is Chief Executive Officer and Co-Chief Investment Officer, Mr. Sheedy is a Senior Vice President and Ms. Crain is a Vice President. Messrs. Fayez Sarofim and Christopher Sarofim have been portfolio managers of the fund since December 1990 and October 2000, respectively. Mr. Sheedy and Ms. Crain have been portfolio managers of the fund since October 2000. Mr. Lee has been a portfolio manager of the fund since November 2010.

Purchase and Sale of Fund Shares

In general, for Investor shares and Class I shares, the fund's minimum initial investment is $2,500 and $1,000, respectively, and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U. S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. This potential is assessed based on an analysis of historical performance and the portfolio managers' assessment of the companies' financial statements, industry, business model and management. These companies frequently pay dividends that provide the fund with income. Multinational companies may be subject to certain of the risks involved in investing in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.).

In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

In addition to direct investments, the fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs), which are considered common stock for purposes of the fund's policy with respect to the investment of 80% of its assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interest in securities of non-U.S. issuers that are publicly-traded in overseas markets. ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, and may be converted into the underlying foreign securities. The fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

The fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate below 15%.  A low portfolio turnover rate helps reduce the fund's trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.

The fund typically sells a stock when the fund's portfolio managers believe there is a significant adverse change in the company's business fundamentals that may lead to a sustained impairment in earnings power.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Blue chip risk. By focusing on large capitalization, high quality stocks, the fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund’s investments may not be consistent with its principal investment strategies and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $258 billion in 155 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus and Fayez Sarofim & Co., the fund's sub-investment adviser, an aggregate management fee at the annual rate of 0.55% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus and its sub-investment advisory agreement with Sarofim & Co. is available in the fund's annual report for the fiscal year ended December 31, 2016. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $31.1 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Fayez Sarofim & Co., located at Two Houston Center, Suite 2907, 909 Fannin Street, Houston, Texas 77010, serves as the fund's sub-investment adviser. Sarofim & Co., subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. Sarofim & Co. managed approximately $21.6 billion in assets, which includes investment advisory services for six other registered investment companies having aggregate assets of approximately $2.0 billion as of March 31, 2017.

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Christopher Sarofim, Gentry Lee, Charles Sheedy and Catherine Crain. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee. Mr. Fayez Sarofim, Chairman of the Board and Co-Chief Investment Officer, founded Sarofim & Co. in 1958 and has been a portfolio manager of the fund since December 1990. Mr. Christopher Sarofim is the Vice Chairman of Sarofim & Co., where he has been employed since 1988. He has been a portfolio manager of the fund since October 2000. Mr. Lee is the Chief Executive Officer and Co-Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations. He has been a portfolio manager of the fund since November 2010. Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971. He has been a portfolio manager of the fund since October 2000. Ms. Crain is a Vice President at Sarofim & Co., where she has been employed since 1993. She has been a portfolio manager of the fund since October 2000.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Sarofim & Co. and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is offering Investor, Class I and Class Y shares in this prospectus. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. If you open a fund account through a financial intermediary, the financial intermediary may impose policies, limitations and fees that are different from those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor. Consult a representative of your financial intermediary or Retirement Plan for further information.

Investor Shares

Investor shares are designed primarily for investors who are investing directly with the fund through the fund's distributor or other entities that have entered into agreements with the distributor to sell Investor shares. Investor shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Class I Shares

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

• U.S.-based employees of BNY Mellon, board members of Dreyfus and board members of funds in the Dreyfus Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly through the fund’s distributor

• unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Buying and Selling Shares

You pay no sales charges to invest in shares of the fund. Your price for shares is the net asset value (NAV) per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of proper form requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

Except as set forth below, for Investor shares and Class I shares, the fund's minimum initial investment is $2,500 and $1,000, respectively, and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends quarterly and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income taxes, and also may be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U. S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Retirement Plans and IRAs

Dreyfus offers a variety of Retirement Plans and IRAs (including traditional and Roth IRAs and Coverdell Education Savings Accounts).  Here's where you call for information:

• For traditional, rollover and Roth IRAs and Coverdell Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, SARSEPs, SIMPLE IRAs and Retirement Plan accounts, call 1-800-358-0910

Dreyfus Advisor Services

For investors with a minimum of $100,000 or more in investable assets, Dreyfus Advisor Services is a personalized asset management service. We welcome the opportunity to discuss what we can do, specifically for you. For more information, contact an advisor at 1-800-896-2645.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Investor Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	39.96	53.91	52.43	43.93	40.53
Investment Operations:
Investment income--net[a]	.56	.80	.90	.84	.74
Net realized and unrealized gain (loss) on investments	2.18	(2.00)	3.43	8.50	3.38
Total from Investment Operations	2.74	(1.20)	4.33	9.34	4.12
Distributions:
Dividends from investment income--net	(.57)	(.88)	(.90)	(.84)	(.72)
Dividends from net realized gain on investments	(8.70)	(11.87)	(1.95)	-	-
Total Distributions	(9.27)	(12.75)	(2.85)	(.84)	(.72)
Net asset value, end of period	33.43	39.96	53.91	52.43	43.93
Total Return (%)	7.23	(2.51)	8.27	21.44	10.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.92	.93	.94	.97
Ratio of net expenses to average net assets	.94	.92	.93	.94	.97
Ratio of net investment income to average net assets	1.48	1.55	1.66	1.74	1.71
Portfolio Turnover Rate	6.43	5.69	6.60	6.33	.50
Net Assets, end of period ($ x 1,000)	1,816,298	2,579,331	5,545,714	5,952,393	5,461,320
[a] Based on average shares outstanding.

Class I Shares	Period Ended December 31, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	38.54
Investment Operations:
Investment income--net[b]	.18
Net realized and unrealized gain (loss) on investments	.30
Total from Investment Operations	.48
Distributions:
Dividends from investment income--net	(.30)
Dividends from net realized gain on investments	(5.33)
Total Distributions	(5.63)
Net asset value, end of period	33.39
Total Return (%)[c]	1.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.67
Ratio of net expenses to average net assets[d]	.67
Ratio of net investment income to average net assets[d]	1.91
Portfolio Turnover Rate	6.43
Net Assets, end of period ($ x 1,000)	25,547
[a] From August 31, 2016 (commencement of initial offering) to December 31, 2016. [b] Based on average shares outstanding. [c] Not annualized. [d] Annualized.

Financial Highlights (cont'd)

	Year Ended December 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	39.96	53.92	52.43	46.90
Investment Operations:
Investment income--net[b]	.66	.97	1.06	.47
Net realized and unrealized gain (loss) on investments	2.21	(2.01)	3.47	5.55
Total from Investment Operations	2.87	(1.04)	4.53	6.02
Distributions:
Dividends from investment income--net	(.70)	(1.05)	(1.09)	(.49)
Dividends from net realized gain on investments	(8.70)	(11.87)	(1.95)	-
Total Distributions	(9.40)	(12.92)	(3.04)	(.49)
Net asset value, end of period	33.43	39.96	53.92	52.43
Total Return (%)	7.63	(2.22)	8.68	12.86[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.57	.59	.65[d]
Ratio of net expenses to average net assets	.65	.57	.59	.65[d]
Ratio of net investment income to average net assets	1.95	1.89	1.75	1.90[d]
Portfolio Turnover Rate	6.43	5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	59,875	8,703	10,651	1
[a] From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013. [b] Based on average shares outstanding. [c] Not annualized. [d] Annualized.

NOTES

NOTES

NOTES

For More Information

Dreyfus Appreciation Fund, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-03081

© 2017 MBSC Securities Corporation 0141P0817